Exhibit 10 (a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 333-66710 of Allstate Life of New York Separate Account A (the "Account") of our reports dated February 4, 2004, on the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 31, 2004 on the financial statements of the subaccounts of the Account, appearing in such Registration Statement and in the Statements of Additional Information (which is incorporated by reference in the Prospectuses of the Account) and to the reference to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
December 28, 2004

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Exhibit 10 (b)

                                   CONSENT OF
                               FOLEY & LARDNER LLP

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses related to the supplements included in Post-Effective Amendment 10 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-66710).


                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
December 29, 2004